Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James H. Mackaness, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certify that the Quarterly Report of IRIDEX Corporation on Form 10-Q for the fiscal quarter ended April 4, 2015 (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of IRIDEX Corporation.

Date: May 12, 2015

By:	/s/ JAMES H. MACKANESS
Name:	James H. Mackaness
Title:	Chief Financial Officer and Chief Operating Officer
(Principal Financial and Accounting Officer)